ETC CABANA TARGET DRAWDOWN 10 ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2025

Exchange-Traded Funds — 99.8%	Shares	Fair Value
Equity — 82.8%
Consumer Discretionary Select Sector SPDR Fund	66,023	$ 14,619,473
Consumer Staples Select Sector SPDR Fund	163,423	13,037,887
Global X US Infrastructure Development ETF	166,018	7,585,362
Industrial Select Sector SPDR Fund	97,791	14,865,210
iShares Latin America 40 ETF	789,330	19,638,530
JPMorgan Equity Premium Income ETF	179,176	10,119,860
Materials Select Sector SPDR Fund	78,841	6,916,721
Vanguard FTSE Emerging Markets ETF	144,798	7,210,940
Vanguard Real Estate ETF	225,210	20,075,220
		114,069,203
Fixed Income — 17.0%
Janus Henderson AAA CLO ETF	460,911	23,409,670

Total Exchange-Traded Funds (Cost $132,124,083)		137,478,873

Total Investments — 99.8%
(Cost $132,124,083)		137,478,873

Other Assets in Excess of Liabilities — 0.2%		323,525

Total Net Assets — 100.0%		$ 137,802,398

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt